UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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☐	Soliciting Material Pursuant to § 240.14a-12

Dominion Energy, Inc.

(Name of Registrant as Specified in its Charter)

N/A

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DOMINION ENERGY, INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 Your Vote Counts! DOMINION ENERGY, INC. 2021 Annual Meeting Vote by May 4, 2021, 11:59 PM ET. For shares held in an employee savings plan, vote by May 2, 2021, 11:59 PM ET. D44767-P50185 You invested in DOMINION ENERGY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 5, 2021. Get informed before you vote View the 2021 Proxy Statement, 2020 Summary Annual Report and 2020 Annual Report on Form 10-K online OR you can request free paper or email copies prior to April 21, 2021. If you would like to request a copy of the proxy materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com/dominion, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. To view the proxy materials and to vote, visit www.ProxyVote.com/dominion. Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 5, 2021 9:30 AM ET Virtually at: www.virtualshareholdermeeting.com/D2021 Vote By Mail: You can vote by mail by requesting paper copies of the proxy materials, which will include a proxy card. *Many shareholder meetings have attendance requirements including, but not limited to, registration to enter the virtual annual meeting website. Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com/dominion

THIS IS NOT A VOTABLE BALLOT

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors. The nominees are:	
1A. James A. Bennett	For
1B. Robert M. Blue	For
1C. Helen E. Dragas	For
1D. James O. Ellis, Jr.	For
1E. D. Maybank Hagood	For
1F. Ronald W. Jibson	For
1G. Mark J. Kington	For
1H. Joseph M. Rigby	For
1I. Pamela J. Royal, M.D.	For
1J. Robert H. Spilman, Jr.	For
1K. Susan N. Story	For
1L. Michael E. Szymanczyk	For
2. Advisory Vote on Approval of Executive Compensation (Say on Pay)	For
3. Ratification of Appointment of Independent Auditor	For
4. Shareholder Proposal Regarding a Report on Lobbying	Against
5. Shareholder Proposal Regarding a Policy to Require an Independent Chair	Against
6. Shareholder Proposal Regarding Proxy Access Shareholder Aggregation	Against

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